UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 12, 2022

COTERRA ENERGY INC.

(Exact name of registrant as specified in its charter)

Delaware	1-10447	04-3072771
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Three Memorial City Plaza 840 Gessner Road, Suite 1400 Houston, Texas	77024
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (281) 589-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	CTRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure Named Executive Officers

On August 12, 2022, Steven W. Lindeman, Senior Vice President, Production and Operations, and Phillip L. Stalnaker, Senior Vice President, Marcellus Business Unit, submitted their written notice to Coterra Energy Inc. (the “Company”) of their respective retirements effective September 30, 2022. Messrs. Lindeman and Stalnaker are named executive officers of the Company.

A copy of the Company’s press release concerning Messrs. Stalnaker and Lindeman’s retirements is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 7.01	Regulation FD Disclosure.

On August 16, 2022, the Company issued a press release announcing the retirement of Steven W. Lindeman, Senior Vice President, Production and Operations, and Phillip L. Stalnaker, Senior Vice President, Marcellus Business Unit, effective September 30, 2022, as described in Item 5.02 above. Messrs. Lindeman and Stalnaker are named executive officers of the Company. The August 16, 2022 press release also announced the following:

•	The promotion of Blake A. Sirgo to Senior Vice President—Operations effective October 1, 2022.
•	The promotion of Gary Hlavinka to Vice President—Marcellus Business Unit
•	The promotion of Adam Vela as Vice President—General Counsel effective as of October 1, 2022. At that time, Francis B. Barron, the current Senior Vice President—General Counsel, will serve as Senior Counsel until his retirement from the Company, which is anticipated to occur in the first quarter of 2023.

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information under this Item 7.01 shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press release issued by Coterra Energy Inc. dated August 16, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COTERRA ENERGY INC.

By:	/s/ Francis B. Barron
Francis B. Barron
Senior Vice President—General Counsel

Date: August 16, 2022